UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

THE TJX COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
 (Address of principal executive offices) (Zip Code)

(508) 390-1000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TJX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement
On May 8, 2023, The TJX Companies, Inc. (the “Company”) amended its $500 million revolving credit facility by and among the Company, U.S. Bank National Association, as administrative agent (the “Administrative Agent”), the lenders party thereto, HSBC Bank USA, National Association and Wells Fargo Bank, National Association, as co-syndication agents, and Bank of America, N.A., Deutsche Bank Securities, Inc., and JPMorgan Chase Bank, N.A., as co-documentation agents, maturing in May 2024 (the “2028 Revolving Credit Facility”), to (i) extend the maturity to May 8, 2028 and (ii) to replace the London Interbank Offered Rate (“LIBOR”) with a term secured overnight financing rate plus a 0.10% credit spread adjustment (“Adjusted Term SOFR”). Term SOFR borrowings under the 2028 Revolving Credit Facility, as amended, bear interest at the Adjusted Term SOFR plus a margin of 45.0 – 87.5 basis points and a quarterly facility fee payment of 5.0 - 12.5 basis points on the total commitments under the 2028 Revolving Credit Facility, in each case, based on the Company’s long-term debt ratings. All other material terms and conditions of the 2028 Revolving Credit Facility were unchanged.

Item 8.01. Other Events

On May 8, 2023, the Company amended its $1 billion senior unsecured revolving credit facility by and among the Company, the Administrative Agent, the lenders party thereto, HSBC Bank USA, National Association and Wells Fargo Bank, National Association, as co-syndication agents, and Bank of America, N.A., JPMorgan Chase Bank, N.A., and Deutsche Bank Securities, Inc., as co-documentation agents, maturing in June 2026 (the “2026 Revolving Credit Facility”), to replace the LIBOR with Adjusted Term SOFR. Term SOFR borrowings under the 2026 Revolving Credit Facility, as amended, bear interest at the Adjusted Term SOFR plus a variable margin based on the Company’s long-term debt ratings. All other material terms and conditions of the 2026 Revolving Credit Facility were unchanged.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Alicia C. Kelly
Alicia C. Kelly
Executive Vice President, Secretary and
General Counsel

Dated: May 9, 2023